EX-99.906CERT

Section 906 Certifications


                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003



         John V. Murphy, Chief Executive Officer, and Brian W. Wixted, Chief
         --------------                               ---------------
Financial Officer, of Oppenheimer Quest Balanced Value Fund (the "Registrant"), each certify to the best of his or her knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended October 31, 2003 (the "Form N-CSR") fully complies with the requirements of
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.



Chief Executive Officer                       Chief Financial Officer

Oppenheimer Quest Balanced                    Oppenheimer Quest Balanced
Value Fund                                    Value Fund

/s/John V. Murphy                             /s/Brian W. Wixted
----------------------------                  ----------------------------
John V. Murphy                                Brian W. Wixted

Date: 12/16/03                                Date: 12/16/03